                      Timber Collateralized Notes due 2028

                       NOTE PAYMENT NOTEHOLDER CERTIFICATE

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes. This Note Payment Noteholder Certificate is
delivered pursuant to Section 4.6 of the Indenture.

                                                                                                         Per $1,000
                                                                                                         of original
                                                                                                          principal
                                                                                 Total                     amount
                                                                        ----------------------     ----------------------

A.       The following summarizes the amounts being paid to the
         Holders of the Timber Notes on January 22, 2002 pursuant
         to the Indenture:

1.       Interest (other than interest on
         Premiums) paid
         Class A-1 Timber Notes                                                  $3,940,601.93                     $24.52
         Class A-2 Timber Notes                                                  $8,645,760.00                     $33.55
         Class A-3 Timber Notes                                                 $17,862,065.40                     $38.55

2.       Principal Paid
         Class A-1 Timber Notes                                                 $13,448,332.00   1                 $83.69
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

3.       Interest on Premiums paid
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

------------------------------------

1        $7,071,443.96 of this principal payment is being made from the
         Scheduled Amortization Reserve Account.

                                                                                                         Per $1,000
                                                                                                         of original
                                                                                                          principal
                                                                                 Total                     amount
                                                                        ----------------------     ----------------------
4.       Prepayment Premium paid
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

5.       Deficiency Premium paid
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

6.       Non-Registration Premium paid
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

B.       Additional data prior to giving effect to the
         above payments:
1.       Principal balance of Timber Notes
         prior to payment
         Class A-1 Timber Notes                                                $120,323,723.00                    $748.75
         Class A-2 Timber Notes                                                $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                                $463,348,000.00                  $1,000.00

C.       Additional data after giving effect to the
         above payments:
1.       Principal balance of Timber Notes
         after payment
         Class A-1 Timber Notes                                                $106,875,391.00                    $665.06
         Class A-2 Timber Notes                                                $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                                $463,348,000.00                  $1,000.00

                                                                                                         Per $1,000
                                                                                                         of original
                                                                                                          principal
                                                                                 Total                     amount
                                                                        ----------------------     ----------------------
2.       Principal balance if Timber Notes were paid in
         accordance with Scheduled Amortization
         Class A-1 Timber Notes                                                $106,875,391.00                    $665.06
         Class A-2 Timber Notes                                                $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                                $463,348,000.00                  $1,000.00

3.       Amount of Amortization paid ahead of Scheduled
         Amortization for any Class of Timber Notes (No.
         2 - No. 1, if No. 2 is greater than No. 1 for any
         Class of Timber Notes)
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

4.       Amount of Amortization which is behind
         Scheduled Amortization for any Class of Timber
         Notes (No. 1 - No. 2, if No. 1 is greater
         than No. 2 for any Class of Timber Notes)
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

5.       Accrued and unpaid Prepayment Premiums, if any
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

                                                                                                         Per $1,000
                                                                                                         of original
                                                                                                          principal
                                                                                 Total                     amount
                                                                        ----------------------     ----------------------
6.       Accrued and unpaid Deficiency Premiums, if any
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

7.       Accrued and unpaid Non-Registration Premiums,
         if any
         Class A-1 Timber Notes                                                          $0.00                      $0.00
         Class A-2 Timber Notes                                                          $0.00                      $0.00
         Class A-3 Timber Notes                                                          $0.00                      $0.00

8.       Is a Trapping Event continuing as of the Note
         Payment Date?                                                             X        No                        Yes
                                                                        -------------------        ------------------

9.       Does a Cash Retention Event exist as of the Note
                  Payment Date?                                                    X        No                        Yes
                                                                        -------------------        ------------------

                                   Prevailing SBE Price Data for 6 months ended
                                               July - December, 2001

Old Growth Redwood                                     $   569 / Mbf
Young Growth Redwood                                   $   569 / Mbf
Old Growth Douglas Fir                                 $   269 / Mbf
Young Growth Douglas Fir                               $   269 / Mbf
Whitewoods                                             $   119 / Mbf

Note:    Assumes an average size-quality category of 2.0 and the following harvest method percentages: Cat - 35%; Short-span skyline - 55%;
         Long-span skyline - 5%; and Helicopter - 5%